                                                                    EXHIBIT 99.3



PROXY                                                                    PROXY

                               GLOBAL MARINE INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
          FOR THE SPECIAL MEETING OF STOCKHOLDERS -- NOVEMBER 20, 2001

R. E. Rose, W. M. Ralls, and J. L. McCulloch, and each or any of them, with full power of substitution and revocation in each, are hereby appointed as Proxies authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Global Marine Inc. common stock of the undersigned at the Special Meeting of Stockholders of GLOBAL MARINE INC. to be held at 777 N. Eldridge Parkway, 12th Floor, Houston, Texas on Tuesday, November 20, 2001, at 9:00 a.m., and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER DATED AS OF AUGUST 31, 2001.



        (PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.)

--------------------------------------------------------------------------------

                       o FOLD AND DETACH PROXY CARD HERE o

  RETURN PROXY CARD IN ENCLOSED ENVELOPE AFTER COMPLETING, SIGNING AND DATING.







DEAR STOCKHOLDER:

         ON THE REVERSE SIDE OF THIS CARD ARE INSTRUCTIONS ON HOW TO VOTE YOUR SHARES FOR THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER BY TELEPHONE OR OVER THE INTERNET. PLEASE CONSIDER VOTING BY TELEPHONE OR OVER THE INTERNET. YOUR VOTE IS RECORDED AS IF YOU MAILED IN YOUR PROXY CARD. WE BELIEVE VOTING IN THIS WAY IS CONVENIENT.

                 THANK YOU FOR YOUR ATTENTION TO THESE MATTERS.

                                                 GLOBAL MARINE INC.

                               GLOBAL MARINE INC.

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. (X)


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

1.  Approval and adoption of the Agreement           FOR    AGAINST   ABSTAIN
    and Plan of Merger dated as of August 31, 2001.  ( )      ( )        ( )


                                                                                IN THEIR DISCRETION THE PROXIES ARE
                                                                                AUTHORIZED TO VOTE UPON SUCH OTHER
                                                                                BUSINESS AS MAY PROPERLY COME BEFORE THE
                                                                                MEETING AND ANY POSTPONEMENTS OR
                                                                                ADJOURNMENTS THEREOF FOR A VOTE OF THE
                                                                                COMMON STOCK.

                                                                                Sign exactly as your name appears on
                                                                                this proxy card. Joint owners should
                                                                                each sign personally. If acting as
                                                                                attorney, executor, trustee or in a
                                                                                representative capacity, sign name and
                                                                                indicate title.


                                                                                ---------------------------  --------
                                                                                     Signature                 Date

                                                                                ---------------------------  --------
                                                                                     Signature                 Date





               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------


                           o DETACH PROXY CARD HERE o

   CONTROL NUMBER                                                    [Logo]
   [            ]



             NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!

       QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

GLOBAL MARINE INC. encourages you to take advantage of the new and convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, read the accompanying proxy statement and then follow these easy steps:


TO VOTE BY PHONE    Call toll free 1-888-215-6478 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Enter the 6-digit CONTROL NUMBER located above.

                    To vote for the approval and adoption of the Merger
                    Agreement: Press 1 When asked, please confirm your vote by pressing 1.






TO VOTE BY INTERNET Go to the following website: www.computershare.com/us/proxy
                    Enter the information requested on your computer screen, including your 6-digit CONTROL NUMBER located above.

                    Follow the simple instructions on the screen.




   If you vote by telephone or the Internet, DO NOT mail back the proxy card.
                              THANK YOU FOR VOTING!

                                                                   [401(k) PLAN]

                               GLOBAL MARINE INC.

                         CONFIDENTIAL VOTING DIRECTIONS

          FOR THE SPECIAL MEETING OF STOCKHOLDERS -- NOVEMBER 20, 2001

The undersigned hereby directs Fidelity Management Trust Company, as Trustee under the Global Marine Savings Incentive Plan, to execute a proxy or proxies authorizing the voting of all shares of Global Marine Inc. common stock held in the Plan on October 15, 2001, and attributable to the undersigned's Plan account at the Special Meeting of Stockholders of GLOBAL MARINE INC. to be held at 777
N. Eldridge Parkway, 12th Floor, Houston, Texas on Tuesday, November 20, 2001, at 9:00 a.m., and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

THE TRUSTEE WILL AUTHORIZE THE VOTING OF THE SHARES IN THE MANNER SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL AUTHORIZE VOTING THE SHARES FOR THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER DATED AS OF AUGUST 31, 2001. IF YOUR DIRECTIONS ARE NOT RECEIVED BY NOVEMBER 15, 2001, THE SHARES ATTRIBUTABLE TO YOUR ACCOUNT WILL NOT BE VOTED.


                (PLEASE INDICATE YOUR DIRECTIONS, SIGN AND DATE
                      ON REVERSE SIDE AND RETURN PROMPTLY.)

--------------------------------------------------------------------------------

                   o FOLD AND DETACH VOTING DIRECTIONS HERE o

        RETURN VOTING DIRECTIONS IN ENCLOSED ENVELOPE AFTER COMPLETING,
                              SIGNING AND DATING.






                  DEAR STOCKHOLDER:

                           ON THE REVERSE SIDE OF THIS CARD ARE INSTRUCTIONS ON
                  HOW TO DIRECT THAT YOUR SHARES BE VOTED FOR THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER BY TELEPHONE OR OVER THE INTERNET. PLEASE CONSIDER VOTING BY TELEPHONE OR OVER THE INTERNET. YOUR VOTE IS RECORDED AS IF YOU MAILED IN YOUR VOTING DIRECTIONS. WE BELIEVE VOTING IN THIS WAY IS CONVENIENT.

                           THANK YOU FOR YOUR ATTENTION TO THESE MATTERS.

                                                         GLOBAL MARINE INC.

                               GLOBAL MARINE INC.

                                                                   [401(k) PLAN]

 PLEASE MARK DIRECTIONS IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. (X)


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


1.  Approval and adoption of the Agreement               FOR    AGAINST   ABSTAIN
    and Plan of Merger dated as of August 31, 2001.      (  )    (  )      (  )


                                                                           IN THEIR DISCRETION THE TRUSTEE MAY AUTHORIZE
                                                                           THE VOTING OF SAID SHARES UPON SUCH OTHER BUSINESS
                                                                           AS MAY PROPERLY COME BEFORE THE MEETING AND ANY
                                                                           POSTPONEMENTS OR ADJOURNMENTS THEREOF FOR A VOTE OF
                                                                           THE COMMON STOCK.


                                                                           --------------------------------   ---------------------
                                                                                       Signature                      Date






         PLEASE INDICATE YOUR DIRECTIONS, DATE, AND SIGN EXACTLY AS YOUR
                           NAME APPEARS ON THIS CARD.
                  PROMPTLY RETURN USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                       o DETACH VOTING DIRECTIONS HERE o

   CONTROL NUMBER                                                         [Logo]
   --------------

   --------------

             NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!
       QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

GLOBAL MARINE INC. encourages you to take advantage of the new and convenient ways to direct the voting of your shares. You may provide voting directions by mail, or choose one of the two methods described below. Your telephone or Internet directions authorize the named proxies to vote your shares in the same manner as if you marked, signed, and returned your voting directions. To provide voting directions by telephone or Internet, read the accompanying proxy statement and then follow these easy steps:



TO VOTE BY PHONE

--------------------------------------------------------------------------------
Call toll free 1-888-698-8071 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Enter the 6-digit CONTROL NUMBER located above. To vote for the approval and adoption of the Merger Agreement: Press 1 When asked, please confirm your vote by pressing 1.
--------------------------------------------------------------------------------



TO VOTE BY INTERNET

--------------------------------------------------------------------------------
Go to the following website: www.computershare.com/us/proxy
Enter the information requested on your computer screen, including your 6-digit CONTROL NUMBER located above.
--------------------------------------------------------------------------------



                   If you vote by telephone or the Internet,
                    DO NOT mail back the voting directions.
                              THANK YOU FOR VOTING!